Significant Acquisitions and Disposals	12 Months Ended
Oct. 31, 2021
Intangible assets and goodwill [abstract]
Significant Acquisitions and Disposals
NOTE 13:  SIGNIFICANT ACQUISITIONS AND DISPOSALS
The Bank completed two acquisitions during fiscal 2021:
Acquisition of Wells Fargo & Company’s Canadian Direct Equipment Finance Business
On May 1, 2021, the Bank acquired the Canadian Direct Equipment Finance business of Wells Fargo & Company. The results of the acquired business have been consolidated from the acquisition date and included in the Canadian Retail segment.
Acquisition of Headlands Tech Global Markets, LLC
On July 1, 2021, the Bank acquired Headlands Tech Global Markets, LLC, a Chicago based quantitative fixed income trading company. The results of the acquired business have been consolidated from the acquisition date and included in the Wholesale segment.

These acquisitions were accounted for as business combinations under the purchase method. The excess of accounting consideration over the fair value of tangible net assets acquired is allocated to other intangibles and goodwill.
Agreement for Air Canada Credit Card Loyalty Program
On January 10, 2019, the Bank’s long-term loyalty program agreement (the “Loyalty Agreement”) with Air Canada became effective in conjunction with Air Canada completing its acquisition of Aimia Canada Inc., which operates the Aeroplan loyalty business (the “Transaction”). Under the terms of the Loyalty Agreement, the Bank became the primary credit card issuer for Air Canada’s new loyalty program when it launched in November 2020 through to 2030. TD Aeroplan cardholders became members of Air Canada’s new loyalty program and their miles were transitioned when Air Canada’s new loyalty program launched in 2020.
In connection with the Transaction, the Bank paid $622 million plus applicable sales tax to Air Canada, of which $547 million ($446 million after sales and income taxes) was recognized in Non-interest expenses – Other on the Consolidated Statement of Income, and $75 million was recognized as an intangible asset which will be amortized over the Loyalty Agreement term. In addition, the Bank prepaid $308 million plus applicable sales tax for the future purchase of loyalty points over a ten-year period.
Acquisition of Greystone Managed Investments Inc.
On November 1, 2018, the Bank acquired 100% of the outstanding equity of Greystone Capital Management Inc., the parent company of Greystone Managed Investments Inc. (“Greystone”) for consideration of $821 million, of which $479 million was paid in cash and $342 million was paid in the Bank’s common shares. The value of 4.7 million common shares issued as consideration was based on the volume weighted-average market price of the Bank’s common shares over the 10 trading day period immediately preceding the fifth business day prior to the acquisition date and was recorded based on market price at close. Common shares of $167 million issued to employee shareholders in respect of the purchase price were held in escrow for two years post-acquisition up to November 1, 2020, subject to their continued employment, and were recorded as a compensation expense over the two-year escrow period.
The acquisition was accounted for as a business combination under the purchase method. As at November 1, 2018, the acquisition contributed $165 million of assets and $46 million of liabilities. The excess of accounting consideration over the fair value of the identifiable net assets was allocated to customer relationship intangibles of $140 million, deferred tax liability of $37 million, and goodwill of $432 million. Goodwill is not deductible for tax purposes. The results of the acquisition have been consolidated from the acquisition date and reported in the Canadian Retail segment.